MONEY MARKET TRUST
Supplement to Prospectus dated September 30, 1997

At the April 30, 1998 shareholder meeting, the following was approved:

 Extended The maximum maturity limit of the money market securities in which the Trust invests was extended from one year (365 days) to 13 months (397 days) so that the Trust will operate in accordance with Rule 2a-7; and

 Changed The Trust may invest, without limitation, in restricted securities which meet the Board of Trustees' guidelines for liquidity. Therefore the Trust's policy on restricted securities is as follows:

            "The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Trust will limit their purchase, together with other illiquid securities, to 10% of its net assets."

                                                      May 18, 1998








Cusip 609900105
G00412-02 (5/98)

MONEY MARKET TRUST
Supplement to Statement of Additional Information dated September 30, 1997

At the April 30, 1998 shareholder meeting, the following was approved:

     Amended the list of the Board of Trustees to include Nicholas P. Constantakis;

    Amended the policy on diversification of investments by removing any specific restrictions and limitations regarding diversification so that the Trust will be operated in accordance with Rule 2a-7;

    Changed the Trust's fundamental policy of investing in restricted securities to a non-fundamental policy, which allows the Trust to invest, without limitation, in restricted securities that meet the Board of Trustees' guidelines for liquidity;

    Removed the Trust's policy on investing in new issuers; and

    Removed the Trust's policy on investing in put and call options.

                                                                    May 18, 1998











       Cusip 609900105
G00412-03 (5/98)